UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04612

Name of Fund:  BlackRock EuroFund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock EuroFund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2019

Date of reporting period: 12/31/2018

Item 1 – Report to Stockholders

DECEMBER 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Advantage Global Fund, Inc.

BlackRock EuroFund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-800-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2018	BlackRock Advantage Global Fund, Inc.

Investment Objective

BlackRock Advantage Global Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2018, the Fund underperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

The Fund underperformed during the period after a strong start. At the regional level, overweight positions to the United States and Europe detracted as investors rotated away from growth-oriented positioning due to growing macroeconomic uncertainty. A contrarian preference for Europe supported by our macro policy insights proved to be a headwind to performance for the full period despite being rewarded in the fourth quarter. In the United States, investor optimism with respect to corporate earnings waned due to a confluence of factors including tightening financial conditions, late cycle dynamics and the negative impacts of an escalating trade war with China. Stock selection also detracted as sentiment insights based on analyst earnings revisions suffered during the market drawdown even as quality- and value-based fundamental insights failed to add value. At the signal level, sentiment-based insights that look at a variety of key corporate events and a contrarian macroeconomic insight betting against exchange traded fund flows were the top detractors.

At the regional level, the Fund’s overweight position to Latin America contributed to performance as Brazil’s equity market rallied on improved investor sentiment after October’s general elections. With respect to stock selection, the Fund’s trend-based insights outperformed. While momentum stocks led the extreme drawdown in the fourth quarter, the Fund’s differentiated momentum insights utilizing advanced natural language processing techniques to extract information from company earnings calls transcripts helped mitigate the negative impact of hedge fund deleveraging. Specifically, insights based on identifying overlooked connections between companies, predicting changes to long-term company fundamentals, and extracting company executive sentiment performed admirably.

Describe recent portfolio activity.

Over the period, the Fund maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. These included an advanced trending sentiment insight that captures company hiring intentions while adjusting for wage inflation as a way to gauge company prospects. A stock selection model that evaluates companies on the basis of governance as well as the sustainability of their business practices from a social and environmental perspective was added as well.

Describe portfolio positioning at period end.

The Fund’s positioning continued to be largely region and sector neutral. At the country level, the Fund was overweight in the Netherlands and underweight in the United Kingdom, reflecting uncertainty around Brexit. At the sector level, the Fund was underweight in the more cyclical materials and consumer discretionary sectors, and overweight in consumer staples and information technology.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Advantage Global Fund, Inc.

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(11.00)%	(11.49)%	N/A	2.45%	N/A	9.93%	N/A
Investor A	(11.08)	(11.72)	(16.35)%	2.12	1.03%	9.58	8.99%
Investor C	(11.43)	(12.37)	(13.21)	1.32	1.32	8.70	8.70
Class K	(10.95)	(11.44)	N/A	2.46	N/A	9.93	N/A
Class R	(11.24)	(11.95)	N/A	1.78	N/A	9.17	N/A
MSCI All Country World Index(c)	(9.02)	(9.41)	N/A	4.26	N/A	9.46	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the MSCI All Country World Index. The Fund’s returns prior to October 26, 2017, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Global SmallCap Fund, Inc.”

(c)

A free float-adjusted market capitalization index designed to measure the equity market performance of developed and emerging markets countries. The MSCI All Country World Index consists of 47 country indexes comprising of 23 developed and 24 emerging market country indexes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/2018)	Ending Account Value (12/31/2018)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/2018)	Ending Account Value (12/31/2018)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$890.00	$3.43	$1,000.00	$1,021.58	$3.67	0.72%
Investor A	1,000.00	889.20	4.62	1,000.00	1,020.32	4.94	0.97
Investor C	1,000.00	885.70	8.18	1,000.00	1,016.53	8.74	1.72
Class K	1,000.00	890.50	3.19	1,000.00	1,021.83	3.41	0.67
Class R	1,000.00	887.60	5.80	1,000.00	1,019.06	6.21	1.22

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of December 31, 2018 (continued)	BlackRock Advantage Global Fund, Inc.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Apple, Inc.	2%
Microsoft Corp.	2
Amazon.com, Inc.	1
Roche Holding AG	1
Toronto-Dominion Bank	1
Johnson & Johnson	1
L’Oreal SA	1
Danaher Corp.	1
Citigroup, Inc.	1
China Mobile Ltd.	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United States	54%
Japan	8
United Kingdom	4
Canada	3
China	3
Germany	3
France	3
Switzerland	3
Australia	3
Netherlands	2
Brazil	1
Hong Kong	1
India	1
Taiwan	1
Mexico	1
Italy	1
Norway	1
Spain	1
South Korea	1
Denmark	1
Short-Term Securities	2
Other(a)	2

(a)	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	BlackRock EuroFund

Investment Objective

BlackRock EuroFund’s (the “Fund”) investment objective is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries.

On September 20, 2018, the Fund’s Board of Trustees approved certain changes to the Fund’s investment strategies. As such, the Fund transitioned from a Pan-European mandate (including the United Kingdom) to a Eurozone mandate, focusing primarily on countries that use the euro as their currency. In addition, the Fund’s benchmark was changed from the Morgan Stanley Capital International (“MSCI”) Europe Index to the MSCI EMU Index in USD. These changes became effective on October 23, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2018, the Fund underperformed its new benchmark, the MSCI EMU Index as well as its former benchmark, the MSCI Europe Index.

What factors influenced performance?

Consistent with the weakness that occurred across the global markets, European equities fell sharply in the second half of 2018. Concerns about slowing economic growth and rising interest rates weighed heavily on investor sentiment, as did region-specific issues such as the ongoing Brexit negotiations, violent protests in France, and Italy’s elevated government debt.

Underweight positions in the consumer staples and utilities sectors, which outperformed amid a rotation to the defensive areas of the market, detracted from Fund performance. Within the consumer staples sector, an underweight in the food producers industry was particularly detrimental. An overweight position in industrials also detracted, as investors shied away from stocks with above-average sensitivity to economic trends. Stock selection in industrials sector detracted as well.

At the individual stock level, Danske Bank A/S (Denmark) — which fell following continued allegations of money laundering in its since-closed Estonian unit — was the largest detractor. The oil services company Tenaris SA (Luxembourg) also hurt results, as did the dialysis specialist Fresenius Medical Care AG & Co. (Germany).

On the positive side, an underweight in consumer discretionary stocks — especially auto-related companies — helped performance. An underweight in financials, particularly banks, also aided results. Among individual stocks, positions in the payment company Worldpay Group PLC (United Kingdom), Lonza AG (Switzerland) and Safran SA (France) contributed. A zero weighting in Bayer AG (Germany), which lost ground due to litigation involving its Monsanto unit, was a further plus.

Describe recent portfolio activity.

The composition of the portfolio changed considerably in the semi-annual period, reflecting the shift to the Fund’s new investment mandate.

Separately, the Fund moved to a more defensive posture in response to the weakening prospects for economic growth. This was accomplished by reducing the Fund’s weighting in the financials sector, largely by decreasing its allocation to insurance and banking stocks. The Fund also decreased its position in information technology. Conversely, the Fund added to defensive sectors such as consumer staples, health care and utilities. Although companies in these areas tend to have lower potential profit growth than the market as a whole, the investment adviser believes their earnings could be more resilient in an environment of slowing growth.

Describe portfolio positioning at period end.

The Fund was overweight in the industrials, health care and real estate sectors, and was underweight in financials, consumer discretionary, consumer staples, materials, utilities, communication services and energy. The Fund had a neutral weighting in the information technology sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of December 31, 2018 (continued)	BlackRock EuroFund

Performance Summary for the Period Ended December 31, 2018

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(17.32)%	(19.77)%	N/A	(3.86)%	N/A	4.18%	N/A
Investor A	(17.48)	(19.92)	(24.13)%	(4.06)	(5.09)%	3.96	3.40%
Investor C	(17.81)	(20.57)	(21.34)	(4.83)	(4.83)	3.10	3.10
Class K	(17.33)	(19.67)	N/A	(3.84)	N/A	4.19	N/A
Class R	(17.71)	(20.36)	N/A	(4.53)	N/A	3.39	N/A
MSCI EMU Index(c)	(14.18)	(16.90)	N/A	(0.53)	N/A	4.66	N/A
MSCI Europe Index(d)	(12.02)	(14.86)	N/A	(0.61)	N/A	6.15	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, including common stock and convertible securities, of companies located in Europe. The Fund currently expects that a majority of the Fund’s assets will be invested in equity securities of companies located in countries participating in the European Monetary Union. The Fund’s total returns prior to October 23, 2018, are the returns of the Fund when it followed different investment strategies.

(c)

MSCI EMU Index captures large and mid-cap representation across the 10 Developed Markets countries in the European Economic and Monetary Union (“EMU”). With 247 constituents, the MSCI EMU Index covers approximately 85% of the free float-adjusted market capitalization of the EMU.

(d)	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/2018)	Ending Account Value (12/31/2018)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/2018)	Ending Account Value (12/31/2018)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$826.80	$5.11	$1,000.00	$1,019.61	$5.65	1.11%
Investor A	1,000.00	825.20	6.21	1,000.00	1,018.40	6.87	1.35
Investor C	1,000.00	821.90	9.64	1,000.00	1,014.62	10.66	2.10
Class K	1,000.00	826.70	4.56	1,000.00	1,020.21	5.04	0.99
Class R	1,000.00	822.90	8.78	1,000.00	1,015.58	9.70	1.91

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Sanofi	6%
Safran SA	5
SAP SE	5
Unilever NV CVA	4
Allianz SE, Registered Shares	4
LVMH Moet Hennessy Louis Vuitton SE	4
Iberdrola SA	4
Vinci SA	3
Galp Energia SGPS SA	3
Deutsche Telekom AG, Registered Shares	3

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
France	36%
Germany	26
Netherlands	10
Spain	6
Finland	5
United Kingdom	4
Portugal	3
Belgium	2
Luxembourg	2
Italy	2
Ireland	2
Short-Term Securities	2

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K January 25, 2018 inception date is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares and, thereafter, investors will be subject to lower ongoing fees.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, voluntarily waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown on previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	9

Schedule of Investments (unaudited) December 31, 2018	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.7%

Australia — 2.5%
AGL Energy Ltd.	15,352	$222,945
Aristocrat Leisure Ltd.	72,131	1,110,369
Aurizon Holdings Ltd.	36,520	110,181
BHP Group Ltd.	106,943	2,584,923
Carsales.com Ltd.	2,007	15,558
CIMIC Group Ltd.	12,683	387,845
Coles Group Ltd.(a)	1,032	8,534
Computershare Ltd.	28,804	349,083
Crown Resorts Ltd.	1,867	15,603
CSL Ltd.	4,699	613,773
CSR Ltd.	45,617	90,307
Downer EDI Ltd.	3,979	18,954
DuluxGroup Ltd.	10,153	46,921
Goodman Group	5,139	38,496
Harvey Norman Holdings Ltd.	22,687	50,498
Iluka Resources Ltd.	13,746	73,859
Macquarie Group Ltd.	3,435	263,107
Metcash Ltd.	19,990	34,525
National Australia Bank Ltd.	30,198	512,440
Nine Entertainment Co. Holdings Ltd.	24,173	23,520
Qantas Airways Ltd.	438,442	1,788,634
REA Group Ltd.	2,430	126,779
Santos Ltd.	107,616	415,035
Scentre Group	82,040	225,542
South32 Ltd.	9,942	23,650
Spark Infrastructure Group	16,079	25,050
Stockland	24,963	61,928
Sydney Airport	53,128	251,924
Telstra Corp. Ltd.	130,219	261,331
Washington H Soul Pattinson & Co. Ltd.	1,195	20,956
Wesfarmers Ltd.	25,331	575,486
Westpac Banking Corp.	12,148	214,654

		10,562,410

Austria — 0.1%
Verbund AG	1,591	68,113
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,168	27,139
Wienerberger AG	12,380	255,482

		350,734

Belgium — 0.4%
Solvay SA	3,764	376,409
UCB SA	15,741	1,285,671

		1,662,080

Brazil — 0.7%
Ambev SA	282,772	1,122,114
Banco do Brasil SA	3,400	40,783
Cia. Hering	39,852	300,657
Hypera SA	61,030	475,548
Iochpe-Maxion SA	2,100	12,901
IRB Brasil Resseguros S/A	2,900	62,448
JBS SA	78,609	235,072
Petroleo Brasileiro SA	33,000	216,268
Porto Seguro SA	16,422	220,966
TIM Participacoes SA	33,300	101,814

		2,788,571

Canada — 3.4%
Bank of Montreal	10,756	702,701
Bank of Nova Scotia	38,115	1,899,887
BCE, Inc.	29,481	1,164,599
BRP, Inc.	5,714	147,914
Canadian Pacific Railway Ltd.	381	67,604

Security	Shares	Value

Canada (continued)
Cineplex, Inc.	1,208	$22,511
Enbridge, Inc.	34,852	1,082,702
Fortis, Inc.	7,572	252,419
Franco-Nevada Corp.	2,330	163,383
Great-West Lifeco, Inc.	11,291	233,065
Manulife Financial Corp.	84,111	1,193,400
Methanex Corp.	340	16,353
Power Corp. of Canada	7,195	129,280
Power Financial Corp.	2,563	48,493
Quebecor, Inc., Class B	14,258	300,157
Royal Bank of Canada	34,466	2,358,997
TFI International, Inc.	10,775	278,609
Thomson Reuters Corp.	3,557	171,779
Toronto-Dominion Bank	76,108	3,783,101
WSP Global, Inc.	282	12,119

		14,029,073

China — 3.2%
360 Security Technology, Inc., Class A	49,500	147,551
3SBio, Inc.(b)	16,000	20,455
Agricultural Bank of China Ltd., Class H	479,000	209,800
Alibaba Group Holding Ltd. — ADR(a)	14,165	1,941,597
Angang Steel Co. Ltd., Class H	30,000	20,695
Anhui Conch Cement Co. Ltd., Class A	4,900	20,965
Anhui Conch Cement Co. Ltd., Class H	6,500	31,433
BAIC Motor Corp. Ltd., Class H(b)	81,000	42,850
Baidu, Inc. — ADR(a)	1,136	180,170
Bank of China Ltd., Class A	46,400	24,405
Bank of China Ltd., Class H	2,013,000	867,809
Bank of Communications Co. Ltd., Class A	92,500	78,036
Bank of Communications Co. Ltd., Class H	164,000	128,056
Baoshan Iron & Steel Co. Ltd., Class A	43,260	41,003
BBMG Corp., Class H	100,000	31,491
BeiGene Ltd., ADR(a)	339	47,548
China Coal Energy Co. Ltd., Class H	200,000	78,680
China Construction Bank Corp., Class H	411,000	336,549
China Everbright Bank Co. Ltd., Class A	167,400	90,264
China Hongqiao Group, Ltd.	65,500	37,248
China Life Insurance Co. Ltd., Class H	318,000	672,488
China Oriental Group Co., Ltd.	30,000	17,882
China Pacific Insurance Group Co. Ltd., Class H	23,200	74,970
China Petroleum & Chemical Corp., Class A	711,577	523,575
China Petroleum & Chemical Corp., Class H	1,152,000	821,156
China Railway Signal & Communication Corp. Ltd., Class H(b)	82,000	57,434
China Reinsurance Group Corp., Class H	397,000	81,112
China Resources Land Ltd.	6,000	23,080
China Shenhua Energy Co. Ltd., Class H	11,500	25,081
China Shipbuilding Industry Co., Ltd.	89,700	55,620
China Telecom Corp. Ltd., Class H	36,000	18,445
CNOOC Ltd.	810,000	1,247,661
CNPC Capital Co., Ltd., Class A	32,700	51,439
Dali Foods Group Co. Ltd.(b)	89,000	65,661
Datang International Power Generation Co. Ltd., Class H	242,000	56,918
Dongfang Electric Corp., Ltd., Class A(a)	21,000	24,211
Dongfeng Motor Group Co. Ltd., Class H	74,000	67,258
Evergrande Health Industry Group Ltd.(a)(c)	60,000	78,989
Greentown China Holdings Ltd.	20,000	15,041
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	22,000	78,747
Guotai Junan Securities Co. Ltd., Class H(b)	93,200	188,005
Huadian Power International Corp. Ltd., Class H	120,000	54,119
Industrial & Commercial Bank of China Ltd., Class A	34,300	26,453
Industrial & Commercial Bank of China Ltd., Class H	889,000	632,310
Industrial Bank Co. Ltd., Class A	11,200	24,399

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Kaisa Group Holdings Ltd.(a)	57,000	$18,184
KWG Property Holding Ltd.(a)	30,000	26,581
Legend Holdings Corp., Class H(b)	22,100	57,823
Li Ning Co. Ltd.(a)	17,000	18,261
Logan Property Holdings Co. Ltd.	52,000	64,929
Maanshan Iron & Steel Co. Ltd., Class H	84,000	37,059
Metallurgical Corp. of China Ltd., Class H	343,000	82,344
New China Life Insurance Co. Ltd., Class H	4,700	18,649
Oppein Home Group, Inc., Class A	3,200	37,249
PetroChina Co. Ltd., Class H	1,336,000	828,983
Ping An Insurance Group Co. of China Ltd., Class H	9,000	79,398
Renhe Commercial Holdings Co., Ltd.(a)	74,000	2,553
S/F Holding Co. Ltd., Class A	20,400	97,380
Shui On Land Ltd.	75,000	16,700
Sinopec Engineering Group Co. Ltd., Class H	41,500	34,064
Sinotrans Ltd., Class H	60,000	26,031
Tencent Holdings Ltd.	55,600	2,228,466
Towngas China Co. Ltd.(a)	27,000	20,006
Uni-President China Holdings Ltd.	42,000	36,370
Yangzijiang Shipbuilding Holdings Ltd.	315,800	290,170
Yihai International Holding, Ltd.	9,000	21,907
Yuzhou Properties Co. Ltd.	39,000	16,096
Zhejiang Semir Garment Co. Ltd., Class A	19,600	25,429

		13,443,291

Czech Republic — 0.0%
CEZ AS	504	12,014

Denmark — 0.6%
Carlsberg A/S, Class B	20,670	2,198,855
Genmab A/S(a)	698	114,766

		2,313,621

Finland — 0.4%
Kesko OYJ, Class B	8,057	434,824
Kone OYJ, Class B	2,577	123,030
Sampo OYJ, Class A	20,056	888,875
Tieto OYJ	6	162
UPM-Kymmene OYJ	15,523	392,946
Valmet OYJ	863	17,775

		1,857,612

France — 3.1%
Air Liquide SA	1,168	145,037
Arkema SA	5,000	429,241
Atos SE	7,450	610,420
AXA SA	33,013	712,483
Capgemini SE	4,882	485,588
Christian Dior SE	2,602	995,637
Cie de Saint-Gobain	54,096	1,795,797
Cie Generale des Etablissements Michelin SCA	13,467	1,325,516
Faurecia SA	29,932	1,129,373
Kering SA	411	192,541
Klepierre SA	5,605	173,217
L’Oreal SA	16,074	3,678,121
Lagardere SCA	1,939	48,931
LVMH Moet Hennessy Louis Vuitton SE	53	15,517
Pernod Ricard SA	4,093	671,745
Peugeot SA	9,342	199,244
Sartorius Stedim Biotech	711	71,185
Ubisoft Entertainment SA(a)	691	55,668

		12,735,261

Germany — 3.1%
adidas AG	3,979	831,567
Allianz SE, Registered Shares	2,556	513,641
Continental AG	1,377	191,728

Security	Shares	Value

Germany (continued)
Deutsche Boerse AG	5,079	$607,221
Deutsche Telekom AG, Registered Shares	32,070	545,085
Evonik Industries AG	29,656	740,248
HOCHTIEF AG	21,003	2,836,484
Linde AG	831	184,464
MTU Aero Engines AG	6,216	1,128,836
Nemetschek SE	146	16,062
Puma SE	—	1
SAP SE	26,745	2,654,431
Siemens AG, Registered Shares	10,706	1,194,806
Siemens Healthineers AG(a)(b)	850	35,519
Software AG	9,427	340,553
Steinhoff International Holdings NV(a)(c)	162,033	19,371
Suedzucker AG	29,868	387,086
Telefonica Deutschland Holding AG	84,849	333,959
TUI AG	2,161	31,059
Uniper SE	2,044	52,726
Wirecard AG	3,033	457,232

		13,102,079

Hong Kong — 1.3%
Beijing Enterprises Holdings Ltd.	3,000	15,907
China Agri-Industries Holdings Ltd.	48,000	17,096
China Ding Yi Feng Holdings Ltd.(a)	16,000	42,995
China Mobile Ltd.	367,500	3,556,148
CK Hutchison Holdings Ltd.	31,500	302,344
CLP Holdings Ltd.	9,500	107,358
Kingboard Laminates Holdings Ltd.	29,500	24,368
MMG Ltd.(a)	48,000	20,621
New World Development Co. Ltd.	30,000	39,623
Shenzhen Investment Ltd.	76,000	25,122
Sinotruk Hong Kong Ltd.	26,000	39,198
Sun Hung Kai Properties Ltd.	72,500	1,034,692
Yuexiu Property Co. Ltd.	118,000	21,686

		5,247,158

Hungary — 0.5%
MOL Hungarian Oil & Gas PLC	83,752	919,124
OTP Bank Nyrt	25,138	1,015,904
Richter Gedeon Nyrt	3,613	69,983

		2,005,011

India — 1.0%
Aurobindo Pharma Ltd.	22,418	235,076
Bharat Forge Ltd.	6,014	43,789
Divi’s Laboratories Ltd.	1,991	42,233
GAIL India Ltd.	8,792	45,365
HCL Technologies Ltd.	13,466	186,078
HDFC Standard Life Insurance Co. Ltd.(a)(b)	18,923	104,862
Hexaware Technologies Ltd.	3,256	15,512
Hindustan Petroleum Corp. Ltd.	7,395	26,871
Hindustan Unilever Ltd.	19,620	511,228
Housing Development Finance Corp. Ltd.	13,562	382,100
Indraprastha Gas Ltd.	3,927	15,017
IndusInd Bank Ltd.	4,205	96,285
Infosys Ltd.	40,460	382,279
Jubilant Life Sciences Ltd.	1,486	15,113
KEC International Ltd.	2,445	10,542
Kotak Mahindra Bank Ltd.	9,069	163,143
KPIT Technologies Ltd.	4,888	15,263
Mahindra & Mahindra Ltd.	12,222	140,628
Mindtree Ltd.	4,386	54,288
Mphasis Ltd.	1,076	15,693
NIIT Technologies Ltd.	3,593	59,128
Petronet LNG Ltd.	9,296	29,831
Pidilite Industries Ltd.	4,792	76,005

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Sun Pharmaceutical Industries Ltd.	8,982	$55,350
Tata Consultancy Services Ltd.	33,494	908,185
Tata Global Beverages Ltd.	16,645	52,256
Tech Mahindra Ltd.	23,607	244,492
United Spirits Ltd.(a)	37,280	339,199

		4,265,811

Indonesia — 0.1%
Bank Central Asia Tbk PT	172,300	311,596
Bank Negara Indonesia Persero Tbk PT	52,100	31,957
Bukit Asam Tbk PT	92,500	27,711
Pabrik Kertas Tjiwi Kimia Tbk PT	24,400	18,848
Telekomunikasi Indonesia Persero Tbk PT	142,700	37,307

		427,419

Ireland — 0.3%
AerCap Holdings NV(a)	341	13,504
Allegion PLC	1,107	88,239
Kingspan Group PLC	1,756	75,275
Medtronic PLC	11,009	1,001,379
Seagate Technology PLC	415	16,015
Smurfit Kappa Group PLC	2,295	61,064

		1,255,476

Israel — 0.0%
Check Point Software Technologies Ltd.(a)	995	102,137
Wix.com Ltd. (a)	471	42,550

		144,687

Italy — 0.9%
A2A SpA	13,484	24,318
Eni SpA	20,946	330,888
Ferrari NV	14,601	1,452,858
Hera SpA	16,214	49,465
Mediobanca Banca di Credito Finanziario SpA	12,863	108,840
Moncler SpA	45,312	1,507,876
Saras SpA	6,637	12,877
Terna Rete Elettrica Nazionale SpA	65,043	369,388

		3,856,510

Japan — 7.8%
Advantest Corp.	29,700	607,680
Aoyama Trading Co. Ltd.	700	16,789
Asahi Intecc Co. Ltd.	1,000	42,305
Asahi Kasei Corp.	3,600	36,948
Astellas Pharma, Inc.	199,000	2,542,548
Canon, Inc.	5,400	148,585
Capcom Co. Ltd.	1,200	23,793
Chiyoda Corp.	9,700	27,256
Chubu Electric Power Co., Inc.	1,900	26,998
Citizen Watch Co. Ltd.	4,900	24,132
Dai Nippon Printing Co. Ltd.	1,600	33,399
Dai-ichi Life Holdings, Inc.	15,700	243,815
Daito Trust Construction Co. Ltd.	2,200	301,188
Denso Corp.	1,200	53,121
DMG Mori Co. Ltd.	2,500	28,079
East Japan Railway Co.	20,700	1,828,018
FUJIFILM Holdings Corp.	6,900	267,475
Hitachi Ltd.	5,400	143,155
Hokuhoku Financial Group, Inc.	2,400	26,919
Honda Motor Co. Ltd.	1,300	34,249
Horiba Ltd.	500	20,379
Hoya Corp.	1,300	78,390
Iida Group Holdings Co. Ltd.	4,800	83,141
ITOCHU Corp.	35,500	602,889
Itochu Techno-Solutions Corp.	800	15,492
Japan Post Holdings Co. Ltd.	16,800	193,973

Security	Shares	Value

Japan (continued)
Japan Tobacco, Inc.	127,000	$3,017,657
JXTG Holdings, Inc.	406,200	2,109,610
KDDI Corp.	3,200	76,464
Kikkoman Corp.	700	37,460
Kirin Holdings Co. Ltd.	48,900	1,019,641
Konami Holdings Corp.	2,100	92,278
Kose Corp.	200	31,416
Leopalace21 Corp.	17,400	68,989
Lintec Corp.	700	15,035
LIXIL Group Corp.	6,200	76,861
Marubeni Corp.	20,200	141,733
Miraca Holdings, Inc.	600	13,543
Mitsubishi Chemical Holdings Corp.	237,000	1,790,526
Mitsubishi Estate Co. Ltd.	1,100	17,307
Mitsubishi Gas Chemical Co., Inc.	7,200	107,853
Mitsubishi Motors Corp.	24,700	134,509
Mitsubishi UFJ Financial Group, Inc.	50,000	245,383
Mitsui & Co. Ltd.	80,800	1,241,355
Mixi, Inc.	1,700	35,676
MS&AD Insurance Group Holdings, Inc.	10,100	287,095
Nikon Corp.	6,700	99,797
Nippon Building Fund, Inc.	4	25,187
Nippon Steel & Sumitomo Metal Corp.	8,500	146,038
Nippon Telegraph & Telephone Corp.	53,600	2,186,843
Nissan Motor Co. Ltd.	2,100	16,799
Nisshinbo Holdings, Inc.	1,800	13,583
Nitto Denko Corp.	4,600	230,710
NTT DOCOMO, Inc.	104,800	2,354,774
Ono Pharmaceutical Co. Ltd.	1,200	24,505
Oracle Corp. Japan	1,000	63,478
Osaka Gas Co. Ltd.	1,300	23,715
Otsuka Corp.	2,000	55,043
Pigeon Corp.	2,800	119,428
Pola Orbis Holdings, Inc.	9,200	247,923
Resona Holdings, Inc.	170,700	818,759
Rohm Co. Ltd.	800	51,060
SCSK Corp.	2,700	95,671
Seven & i Holdings Co. Ltd.	4,800	208,584
Shin-Etsu Chemical Co. Ltd.	13,500	1,037,243
Showa Shell Sekiyu KK	900	12,469
Sompo Holdings, Inc.	1,700	57,749
Sumitomo Chemical Co. Ltd.	76,300	369,499
Sumitomo Corp.	7,800	110,672
Sumitomo Mitsui Financial Group, Inc.	57,500	1,895,491
Suruga Bank Ltd.	127,000	468,094
Sysmex Corp.	400	18,996
Takashimaya Co. Ltd.	1,100	14,045
Takeda Pharmaceutical Co. Ltd.	51,900	1,759,123
TDK Corp.	400	28,002
TIS, Inc.	700	27,561
Tokio Marine Holdings, Inc.	13,600	646,118
Tokyo Electron Ltd.	7,100	799,277
Tokyo Tatemono Co. Ltd.	2,100	21,770
Toyota Motor Corp.	4,200	243,124
Ulvac, Inc.	4,800	138,576
Unicharm Corp.	2,100	67,918
Yahoo! Japan Corp.	19,500	48,510
Zeon Corp.	9,200	84,227

		32,641,468

Luxembourg — 0.0%
Reinet Investments SCA	1,326	20,133
RTL Group SA	2,063	110,557

		130,690

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia — 0.1%
Public Bank Bhd	38,200	$228,694
QL Resources Bhd	12,500	20,594
Tenaga Nasional Bhd	19,800	65,232

		314,520

Malta — 0.0%
Kindred Group PLC	6	55

Mexico — 0.9%
Alsea SAB de CV	7,900	20,562
America Movil SAB de CV, Series L	2,040,700	1,450,689
Banco del Bajio SA(b)	9,700	18,939
Cemex SAB de CV CPO(a)	366,910	177,184
Fomento Economico Mexicano SAB de CV	29,200	250,711
Grupo Aeroportuario del Centro Norte SAB de CV	4,800	22,874
Grupo Elektra SAB de CV	307	14,871
Grupo Financiero Banorte SAB de CV, Series O	22,400	109,175
Grupo Televisa SAB CPO	9,890	24,831
Megacable Holdings SAB de CV CPO	6,900	30,947
Mexichem SAB de CV	12,300	31,258
Wal-Mart de Mexico SAB de CV	712,700	1,812,237

		3,964,278

Netherlands — 2.3%
Adyen NV(a)(b)	180	97,243
BE Semiconductor Industries NV	900	18,972
Koninklijke Ahold Delhaize NV	70,572	1,782,802
Koninklijke DSM NV	27,981	2,269,977
Koninklijke KPN NV	266,490	778,416
Royal Dutch Shell PLC, Class A	20,799	612,174
Royal Dutch Shell PLC, Class B	11,695	349,651
Unilever NV CVA	14,466	783,656
Wereldhave NV	559	17,393
Wolters Kluwer NV	47,368	2,785,579

		9,495,863

New Zealand — 0.0%
a2 Milk Co., Ltd.(a)	4,891	35,548

Norway — 0.9%
Aker Solutions ASA(a)	11,537	52,944
Austevoll Seafood ASA	1,326	16,369
Storebrand ASA	10,223	72,929
Subsea 7 SA	4,501	43,860
Telenor ASA	162,113	3,148,282
TGS Nopec Geophysical Co. ASA	19,676	475,403

		3,809,787

Philippines — 0.0%
San Miguel Corp.	230	644

Poland — 0.4%
Bank Polska Kasa Opieki SA	12,203	355,769
PGE Polska Grupa Energetyczna SA(a)	17,114	45,889
Polski Koncern Naftowy ORLEN SA	29,031	841,137
Powszechna Kasa Oszczednosci Bank Polski SA	8,001	84,519
Powszechny Zaklad Ubezpieczen SA	28,458	335,280

		1,662,594

Russia — 0.3%
Alrosa PJSC	26,770	37,709
Gazprom PJSC	109,654	240,021
Inter RAO UES PJSC	386,000	21,426
LUKOIL PJSC	5,064	361,915
Magnit PJSC — GDR	4,646	59,129
Magnitogorsk Iron & Steel Works PJSC	28,400	17,548
MMC Norilsk Nickel PJSC	594	111,338
Mobile TeleSystems PJSC — ADR	5,512	38,584

Security	Shares	Value

Russia (continued)
Novatek PJSC — GDR	972	$166,080
Severstal PJSC	2,180	29,475
Surgutneftegas PJSC	96,675	37,250
Tatneft PJSC	16,630	175,161

		1,295,636

Singapore — 0.3%
Ascendas Real Estate Investment Trust	320,000	603,901
CapitaLand Ltd.	53,900	122,915
CapitaLand Mall Trust	149,100	247,251
ComfortDelGro Corp. Ltd.	18,900	29,853
DBS Group Holdings Ltd.	1,900	33,041
Genting Singapore Ltd.	96,100	68,790
Oversea-Chinese Banking Corp. Ltd.	1,600	13,235
Suntec Real Estate Investment Trust	16,400	21,393

		1,140,379

South Africa — 0.3%
Barloworld Ltd.	2,010	16,113
Bidvest Group Ltd.	31,477	452,156
Clicks Group Ltd.	2,327	30,936
FirstRand Ltd.	23,954	109,107
Investec Ltd.	9,546	52,151
Kumba Iron Ore Ltd.	7,303	143,623
Mr Price Group Ltd.	1,667	28,480
Naspers Ltd., Class N	594	118,929
Sanlam Ltd.	1,973	10,929
Standard Bank Group Ltd.	24,395	303,096
Tiger Brands Ltd.	1,230	23,392

		1,288,912

South Korea — 0.6%
Amorepacific Corp.(a)	195	36,690
Celltrion, Inc.(a)	902	181,202
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	833	25,589
Fila Korea Ltd.(a)	516	24,924
KB Financial Group, Inc.	591	24,655
Kia Motors Corp.(a)	869	26,193
Korea Electric Power Corp.	989	29,296
LG Electronics, Inc.	2,875	161,210
LG Household & Health Care Ltd.(a)	46	45,462
Medy-Tox, Inc.	53	27,542
POSCO	1,017	222,450
Samsung Electro-Mechanics Co. Ltd.(a)	206	19,204
Samsung Electronics Co. Ltd.	46,729	1,626,715
SillaJen, Inc.(a)	770	50,968
SK Innovation Co. Ltd.	131	21,027
SK Telecom Co. Ltd.	95	22,922
ViroMed Co. Ltd.(a)	166	38,029

		2,584,078

Spain — 0.8%
ACS Actividades de Construccion y Servicios SA	6,611	255,894
Banco Bilbao Vizcaya Argentaria SA	66,077	350,989
EDP Renovaveis SA	17	152
Endesa SA	32,414	747,488
Grifols SA	3,525	92,538
Mediaset Espana Comunicacion SA	274,628	1,726,362

		3,173,423

Sweden — 0.4%
SSAB AB, A Shares	9,179	31,657
Svenska Cellulosa AB SCA, B Shares	53,704	417,316
Swedish Match AB	21,580	849,549
Volvo AB, Class B	18,070	236,610

		1,535,132

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland — 2.8%
Barry Callebaut AG, Registered Shares	19	$29,653
Ferguson PLC	11,416	729,462
Flughafen Zuerich AG, Registered Shares	143	23,664
IWG PLC	8,974	23,879
Logitech International SA, Registered Shares	17,266	545,408
Nestle SA, Registered Shares	17,252	1,400,220
Novartis AG, Registered Shares	30,956	2,651,201
OC Oerlikon Corp. AG, Registered Shares(a)	2,997	33,747
Roche Holding AG	16,670	4,138,475
TE Connectivity Ltd.	25,654	1,940,212

		11,515,921

Taiwan — 1.0%
Cathay Financial Holding Co. Ltd.	279,000	427,101
China Steel Corp.	90,000	71,070
Chipbond Technology Corp.	10,000	20,080
CTBC Financial Holding Co. Ltd.	458,000	301,242
Fubon Financial Holding Co. Ltd.	596,000	914,441
MediaTek, Inc.	15,000	111,637
Novatek Microelectronics Corp.	13,000	60,017
Quanta Computer, Inc.	10,000	17,115
Radiant Opto-Electronics Corp.	7,000	19,328
TaiMed Biologics, Inc.(a)	2,000	10,694
Taiwan Semiconductor Manufacturing Co. Ltd.	217,000	1,575,687
TPK Holding Co. Ltd.	11,000	17,387
Uni-President Enterprises Corp.	250,000	567,164

		4,112,963

Thailand — 0.4%
Berli Jucker PCL — NVDR	191,500	298,723
Gulf Energy Development PCL	4,700	11,764
Gulf Energy Development PCL — NVDR	8,300	20,797
Muangthai Leasing PCL — NVDR	16,600	25,014
PTT Global Chemical PCL — NVDR	32,600	71,430
PTT PCL — NVDR	470,400	663,399
Thanachart Capital PCL — NVDR	9,300	14,221
Total Access Communication PCL — NVDR	144,900	192,622
True Corp. PCL — NVDR	1,612,300	257,839

		1,555,809

Turkey — 0.2%
BIM Birlesik Magazalar AS	2,865	47,093
Haci Omer Sabanci Holding AS	114,104	161,903
KOC Holding AS	57,770	154,620
Turkiye Is Bankasi AS, Class C	461,266	393,664

		757,280

United Kingdom — 4.1%
Anglo American PLC	60,224	1,348,764
Ashmore Group PLC	3,136	14,624
Ashtead Group PLC	5,725	119,420
Associated British Foods PLC	31,879	830,879
Auto Trader Group PLC(b)	22,006	127,709
Barratt Developments PLC	25,310	149,297
boohoo Group PLC(a)	13,486	27,821
BP PLC	2,866	18,118
Burberry Group PLC	977	21,454
Carnival PLC	30,210	1,450,739
Centrica PLC	62,166	107,235
Close Brothers Group PLC	1,573	28,868
Compass Group PLC	25,056	527,299
Croda International PLC	1,054	62,946
Diageo PLC	87,342	3,121,114
Dialog Semiconductor PLC(a)	578	14,978
Direct Line Insurance Group PLC	23,450	95,323
Electrocomponents PLC	19,157	123,742

Security	Shares	Value

United Kingdom (continued)
Fevertree Drinks PLC	1,496	$41,948
GlaxoSmithKline PLC	7,376	140,572
Halma PLC	1,511	26,322
Hays PLC	27,609	49,287
IG Group Holdings PLC	16,047	116,665
Imperial Brands PLC	46,696	1,417,304
Inchcape PLC	2,513	17,683
Intertek Group PLC	37,076	2,269,156
Land Securities Group PLC	3,167	32,518
Legal & General Group PLC	209,533	617,361
Liberty Global PLC, Class A(a)(c)	5,717	122,001
Moneysupermarket.com Group PLC	12,085	42,430
National Grid PLC	81,975	801,988
Pagegroup PLC	6,085	34,955
Pearson PLC	3,017	36,143
Persimmon PLC	6,634	163,367
Petrofac Ltd.	31,063	188,557
RELX PLC	7,570	156,096
Rentokil Initial PLC	192,921	829,945
Rightmove PLC	17,246	95,044
Rio Tinto Ltd.	8,616	476,861
Royal Mail PLC	31,049	107,767
Schroders PLC	789	24,572
Spirax-Sarco Engineering PLC	478	38,047
SSP Group PLC	4,584	37,840
STERIS PLC	629	67,209
Tate & Lyle PLC	3,889	32,725
Taylor Wimpey PLC	14,337	24,930
TechnipFMC PLC	6,947	136,022
Unilever PLC	5,923	310,974
Victrex PLC	1,204	35,135
Vodafone Group PLC	51,960	101,025
William Hill PLC	9,343	18,461
WM Morrison Supermarkets PLC	41,578	113,032

		16,914,272

United States — 53.5%
3M Co.	4,980	948,889
Abbott Laboratories	1,786	129,181
AbbVie, Inc.	15,385	1,418,343
Accenture PLC, Class A	5,201	733,393
ADT, Inc.	3,069	18,445
Affiliated Managers Group, Inc.	758	73,860
Agilent Technologies, Inc.	34,638	2,336,680
Air Products & Chemicals, Inc.	441	70,582
Alexandria Real Estate Equities, Inc.(c)	196	22,587
Alexion Pharmaceuticals, Inc.(a)	2,320	225,875
Alkermes PLC(a)	1,820	53,708
Alliance Data Systems Corp.	1,203	180,546
Allstate Corp.	39,117	3,232,238
Ally Financial, Inc.	6,835	154,881
Alnylam Pharmaceuticals, Inc.(a)(c)	1,094	79,764
Alphabet, Inc., Class A(a)	1,811	1,892,423
Alphabet, Inc., Class C(a)(c)	2,266	2,346,692
Altice USA, Inc., Class A	2,980	49,230
Altria Group, Inc.	27,612	1,363,757
Amazon.com, Inc.(a)	3,400	5,106,698
AMC Networks, Inc., Class A(a)	439	24,092
Ameren Corp.	7,295	475,853
American Campus Communities, Inc.	373	15,438
American Eagle Outfitters, Inc.	6,658	128,699
American Express Co.	27,307	2,602,903
American Financial Group, Inc.	5,708	516,745
AmerisourceBergen Corp.	18,087	1,345,673
Amgen, Inc.	6,600	1,284,822

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Anadarko Petroleum Corp.	17,543	$769,085
Anthem, Inc.	275	72,223
Apache Corp.	4,131	108,439
Apartment Investment & Management Co., Class A	3,500	153,580
Apple Hospitality REIT, Inc.	4,551	64,897
Apple, Inc.	48,112	7,589,187
Applied Materials, Inc.	13,239	433,445
Archer-Daniels-Midland Co.	25,401	1,040,679
Atmos Energy Corp.	14,574	1,351,301
Automatic Data Processing, Inc.	13,411	1,758,450
BancorpSouth Bank	563	14,717
Bank of America Corp.	139,964	3,448,713
Bausch Health Cos., Inc.(a)	2,082	38,508
BB&T Corp.	23,897	1,035,218
Berkshire Hathaway, Inc., Class B(a)	1,539	314,233
Biogen, Inc.(a)	2,093	629,826
BioMarin Pharmaceutical, Inc.(a)	1,843	156,931
Boeing Co.	8,534	2,752,215
Booz Allen Hamilton Holding Corp.	5,629	253,699
BorgWarner, Inc.	21,130	734,056
Brandywine Realty Trust	5,593	71,982
Bristol-Myers Squibb Co.	38,358	1,993,849
Brixmor Property Group, Inc.	1,193	17,525
Broadridge Financial Solutions, Inc.	1,637	157,561
C.H. Robinson Worldwide, Inc.	300	25,227
Cabot Corp.	334	14,342
Capital One Financial Corp.	465	35,149
Cardinal Health, Inc.	17,145	764,667
Carnival Corp.	33,668	1,659,832
Caterpillar, Inc.	5,026	638,654
Celgene Corp.(a)	7,306	468,242
CenterPoint Energy, Inc.	97,568	2,754,345
Charles Schwab Corp.	37,523	1,558,330
Chevron Corp.	23,879	2,597,796
Church & Dwight Co., Inc.	3,101	203,922
Cinemark Holdings, Inc.	3,223	115,383
Cisco Systems, Inc.	58,957	2,554,607
Citigroup, Inc.	68,581	3,570,327
Citizens Financial Group, Inc.	90,942	2,703,706
Clorox Co.	380	58,573
CME Group, Inc.	2,224	418,379
Comcast Corp., Class A	43,502	1,481,243
ConocoPhillips	45,122	2,813,357
Constellation Brands, Inc., Class A	1,573	252,970
CoreSite Realty Corp.	389	33,932
Costco Wholesale Corp.	8,024	1,634,569
Crane Co.	10,711	773,120
Cullen/Frost Bankers, Inc.	1,293	113,706
Cummins, Inc.	393	52,521
CVS Health Corp.	5,713	374,316
Danaher Corp.	34,687	3,576,923
Darden Restaurants, Inc.	17,302	1,727,778
DexCom, Inc.(a)	556	66,609
Discover Financial Services	2,347	138,426
Domino’s Pizza, Inc.	3,809	944,594
Dropbox, Inc., Class A(a)	22,581	461,330
DTE Energy Co.	1,844	203,393
Dunkin’ Brands Group, Inc.	1,490	95,539
EastGroup Properties, Inc.(c)	1,024	93,932
Eastman Chemical Co.	609	44,524
Eaton Corp. PLC	893	61,313
Eli Lilly & Co.	9,390	1,086,611
Emerson Electric Co.	396	23,661
Equity LifeStyle Properties, Inc.(c)	1,611	156,476

Security	Shares	Value

United States (continued)
Estee Lauder Cos., Inc., Class A	7,790	$1,013,479
Evercore, Inc., Class A	1,527	109,272
Evergy, Inc.	1,331	75,561
Eversource Energy	5,085	330,728
Extended Stay America, Inc.	4,749	73,610
Extra Space Storage, Inc.	433	39,178
Exxon Mobil Corp.	24,313	1,657,903
Facebook, Inc., Class A(a)	24,660	3,232,679
Fidelity National Financial, Inc.	4,047	127,238
Fidelity National Information Services, Inc.	14,948	1,532,917
Fifth Third Bancorp	8,928	210,076
First American Financial Corp.	5,789	258,421
First Data Corp., Class A(a)	3,499	59,168
First Republic Bank	2,101	182,577
FirstEnergy Corp.	467	17,536
Five Below, Inc.(a)	676	69,168
Fortinet, Inc.(a)	1,591	112,054
Fortune Brands Home & Security, Inc.	38,534	1,463,907
Franklin Resources, Inc.	3,014	89,395
Garmin Ltd.	1,227	77,694
GATX Corp.	241	17,065
General Electric Co.	14,439	109,303
Genpact Ltd.	9,389	253,409
Gilead Sciences, Inc.	13,219	826,848
H&R Block, Inc.	40,352	1,023,730
Halliburton Co.	22,659	602,276
Hartford Financial Services Group, Inc.	34,271	1,523,346
HEICO Corp.	336	26,033
Herbalife Nutrition Ltd.(a)	504	29,711
Hershey Co.	3,958	424,218
Hewlett Packard Enterprise Co.	12,153	160,541
Highwoods Properties, Inc.	448	17,333
Home Depot, Inc.	8,472	1,455,659
Hormel Foods Corp.	3,128	133,503
HP, Inc.	146,900	3,005,574
Hubbell, Inc.	461	45,796
Humana, Inc.	2,687	769,772
Huntington Bancshares, Inc.	32,546	387,948
IDACORP, Inc.	1,860	173,092
IDEXX Laboratories, Inc.(a)(c)	4,355	810,117
Illinois Tool Works, Inc.	1,016	128,717
Incyte Corp.(a)	1,956	124,382
Ingersoll-Rand PLC	23,525	2,146,186
Insperity, Inc.	3,229	301,459
Intel Corp.	58,531	2,746,860
International Business Machines Corp.	7,442	845,932
Interpublic Group of Cos., Inc.	30,341	625,935
Intuit, Inc.	11,531	2,269,877
Intuitive Surgical, Inc.(a)	35	16,762
Invesco Ltd.	5,892	98,632
j2 Global, Inc.	301	20,883
JB Hunt Transport Services, Inc.	1,337	124,394
Johnson & Johnson	28,731	3,707,736
JPMorgan Chase & Co.	21,565	2,105,175
Kellogg Co.	13,290	757,663
Kinder Morgan, Inc.	160,700	2,471,566
Kohl’s Corp.	16,615	1,102,239
Lam Research Corp.	385	52,425
Lamar Advertising Co., Class A(c)	1,387	95,953
Landstar System, Inc.	7,194	688,250
Liberty Media Corp. — Liberty SiriusXM, Class C(a)	2,845	105,208
Lincoln National Corp.	4,876	250,188
Lockheed Martin Corp.	693	181,455
Lululemon Athletica, Inc.(a)	886	107,746

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Macquarie Infrastructure Corp.	6,033	$220,566
ManpowerGroup, Inc.	2,979	193,039
Marathon Petroleum Corp.	1,412	83,322
Masimo Corp.(a)	1,635	175,550
Mastercard, Inc., Class A	16,601	3,131,779
Maxim Integrated Products, Inc.	16,974	863,128
McDonald’s Corp.	4,981	884,476
McKesson Corp.	17,021	1,880,310
Merck & Co., Inc.	42,423	3,241,541
MetLife, Inc.	7,749	318,174
Microsoft Corp.	69,810	7,090,602
Molson Coors Brewing Co., Class B	1,468	82,443
Morgan Stanley	88,416	3,505,694
Motorola Solutions, Inc.	12,297	1,414,647
National Instruments Corp.	5,039	228,670
NetApp, Inc.	13,896	829,174
Netflix, Inc.(a)	1,205	322,530
New Jersey Resources Corp.	924	42,199
New Relic, Inc.(a)	2,719	220,157
Newmont Mining Corp.	907	31,428
NIKE, Inc., Class B	24,992	1,852,907
Nordstrom, Inc.	18,495	862,052
Norfolk Southern Corp.	16,607	2,483,411
Northrop Grumman Corp.	235	57,552
Norwegian Cruise Line Holdings Ltd.(a)	2,427	102,881
Nu Skin Enterprises, Inc., Class A	312	19,135
NVIDIA Corp.	897	119,750
OGE Energy Corp.	9,863	386,531
Oracle Corp.	62,367	2,815,870
Outfront Media, Inc.	2,276	41,241
PACCAR, Inc.	8,863	506,432
PacWest Bancorp	28,866	960,661
Park Hotels & Resorts, Inc.	2,803	72,822
Patterson Cos., Inc.	735	14,450
PepsiCo, Inc.	1,005	111,032
Pfizer, Inc.	8,366	365,176
Philip Morris International, Inc.	21,132	1,410,772
Phillips 66	17,381	1,497,373
Pinnacle Financial Partners, Inc.	387	17,841
Pinnacle West Capital Corp.	5,858	499,102
Portland General Electric Co.	11,436	524,341
PotlatchDeltic Corp.	2	63
PPL Corp.	20,304	575,212
Principal Financial Group, Inc.	970	42,845
Procter & Gamble Co.	8,507	781,963
Prologis, Inc.	54,244	3,185,208
Prosperity Bancshares, Inc.	524	32,645
Prudential Financial, Inc.	29,049	2,368,946
QUALCOMM, Inc.	12,300	699,993
Quest Diagnostics, Inc.	12,896	1,073,850
Ralph Lauren Corp.	201	20,795
Raytheon Co.	14,740	2,260,379
Realty Income Corp.(c)	32,817	2,068,784
Regeneron Pharmaceuticals, Inc.(a)	836	312,246
Regions Financial Corp.	20,172	269,901
Reliance Steel & Aluminum Co.	1,282	91,240
Republic Services, Inc.	538	38,784
Robert Half International, Inc.	9,553	546,432
Rockwell Automation, Inc.	7,411	1,115,207
Ryder System, Inc.	21,715	1,045,577
Ryman Hospitality Properties, Inc.	695	46,350
salesforce.com, Inc.(a)	1,748	239,424
Seattle Genetics, Inc.(a)	1,280	72,525
Simon Property Group, Inc.	6,115	1,027,259

Security	Shares	Value

United States (continued)
Sinclair Broadcast Group, Inc., Class A	577	$15,198
Sirius XM Holdings, Inc.	7,203	41,129
SL Green Realty Corp.	8,316	657,629
Snap-on, Inc.	4,904	712,502
Southwest Airlines Co.	21,128	982,029
Spirit Realty Capital, Inc.	1,190	41,948
Starbucks Corp.	1,921	123,712
Steel Dynamics, Inc.	7,350	220,794
Stryker Corp.	5,484	859,617
SunTrust Banks, Inc.	5,777	291,392
Synchrony Financial	19,980	468,731
Synovus Financial Corp.	13,232	423,292
T. Rowe Price Group, Inc.	931	85,950
Target Corp.	44,512	2,941,798
TD Ameritrade Holding Corp.	7,604	372,292
Telephone & Data Systems, Inc.	6,119	199,112
Texas Instruments, Inc.	31,526	2,979,207
TJX Cos., Inc.	15,251	682,330
Twilio, Inc., Class A(a)	1,155	103,142
U.S. Bancorp	2,070	94,599
UGI Corp.	6,991	372,970
Umpqua Holdings Corp.	916	14,564
United Parcel Service, Inc., Class B	2,441	238,071
United Technologies Corp.	993	105,735
United Therapeutics Corp.(a)	511	55,648
UnitedHealth Group, Inc.	12,955	3,227,350
Unum Group	75,032	2,204,440
Valero Energy Corp.	10,349	775,865
Veeva Systems, Inc., Class A(a)	2,296	205,079
VeriSign, Inc.(a)	7,523	1,115,586
Verizon Communications, Inc.	820	46,100
Vertex Pharmaceuticals, Inc.(a)	2,631	435,983
VF Corp.	3,637	259,464
Visa, Inc., Class A	9,520	1,256,069
VMware, Inc., Class A	8,550	1,172,462
W.W. Grainger, Inc.	1,325	374,127
Walmart, Inc.	26,265	2,446,585
WEC Energy Group, Inc.	5,692	394,228
WellCare Health Plans, Inc.(a)(c)	1,600	377,744
Wells Fargo & Co.	60,421	2,784,200
Western Union Co.	45,669	779,113
Westrock Co.	17,182	648,792
Williams Cos., Inc.	1,677	36,978
Yelp, Inc.(a)	5,963	208,645
Yum! Brands, Inc.	294	27,024
Zoetis, Inc.	17,301	1,479,928

		222,483,640

Total Common Stocks — 98.7% (Cost — $437,854,520)		410,471,710

Preferred Stocks — 0.7%

Brazil — 0.7%
Banco Bradesco SA, Preference Shares, 0.00%	34,823	347,264
Braskem SA, Preference ‘A’ Shares, Class A, 0.00%	1,500	18,337
Cia Paranaense de Energia, Preference ‘B’ Shares, 0.00%	7,100	55,965
Gerdau SA, Preference Shares, 0.00%	30,300	115,860
Itau Unibanco Holding SA, Preference Shares, 0.00%	238,155	2,181,385

		2,718,811

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, 0.00%	81,693	46,104

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea — 0.0%
Samsung Electronics Co. Ltd., Preference Shares, 0.00%	1,243	$35,517

Total Preferred Stocks — 0.7% (Cost — $2,690,255)		2,800,432

Total Long-Term Investments — 99.4% (Cost — $440,544,775)		413,272,142

Short-Term Securities — 2.1%

Money Market Fund — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(d)(f)	412,639	412,639
SL Liquidity Series, LLC, Money Market Series, 2.57%(d)(e)(f)	4,307,348	4,306,917

Money Market Fund — 1.1% (Cost — $4,719,556)		4,719,556

		Par (000)

Time Deposits — 1.0%

Australia — 0.3%
Brown Brothers Harriman & Co., 0.83%, 01/02/19	AUD	1,503	1,058,292

Canada — 0.3%
Brown Brothers Harriman & Co., 0.84%, 01/02/19	CAD	1,874	1,372,546

Europe — 0.2%
Citibank, New York, (0.57)%, 01/02/19	EUR	773	886,260

Hong Kong — 0.0%
Brown Brothers Harriman & Co., 1.52%, 01/02/19	HKD	23	2,979

		Par (000)	Value

Norway — 0.0%
Brown Brothers Harriman & Co., 0.24%, 01/02/19	NOK	1,018	$117,718

Singapore — 0.0%
Brown Brothers Harriman & Co., 0.51%, 01/02/19	SGD	3	2,039

United Kingdom — 0.1%
Citibank, New York, 0.37%, 01/02/19	GBP	314	400,552

United States — 0.1%
JPMorgan Chase, New York, 2.42%, 01/02/19	USD	207	206,875

Total Time Deposits — 1.0% (Cost — $4,042,957)			4,047,261

Total Short-Term Securities — 2.1% (Cost — $8,762,513)			8,766,817

Total Investments — 101.5% (Cost — $449,307,288)			422,038,959

Liabilities in Excess of Other Assets — (1.5)%			(6,273,476)

Net Assets — 100.0%			$415,765,483

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of the security, is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of the security was purchased with the cash collateral from loaned securities.

(f)

During the period ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 06/30/18	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	9,847,320	(9,434,681)	412,639	$412,639	$86,140		$—	$—
SL Liquidity Series, LLC, Money Market Series	3,423,052	884,296	4,307,348	4,306,917	13,992	(b)	177	(37)

				$4,719,556	$100,132		$177	$(37)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Yen Denom Nikkei Index	7	03/07/19	$633	$(36,739)
S&P/TSX 60 Index	1	03/14/19	126	(1,145)
Euro Stoxx 50 Index	26	03/15/19	886	(16,177)
FTSE 100 Index	4	03/15/19	340	(504)
MSCI Emerging Markets E-Mini Index	8	03/15/19	387	(732)
S&P 500 E-Mini Index	19	03/15/19	2,380	(42,788)
SPI 200 Index	1	03/21/19	98	1,231

				$(96,854)

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock Advantage Global Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$1,231	$—	$—	$—	$1,231

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$98,085	$—	$—	$—	$98,085

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,462,678)	$—	$	$—	$(1,462,678)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$152,582	$—	$	$—	$152,582

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$10,364,680

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$8,534	$10,553,876	$—	$10,562,410
Austria	27,139	323,595	—	350,734
Belgium	—	1,662,080	—	1,662,080
Brazil	2,788,571	—	—	2,788,571
Canada	14,029,073	—	—	14,029,073
China	2,169,315	11,273,976	—	13,443,291
Czech Republic	—	12,014	—	12,014
Denmark	—	2,313,621	—	2,313,621
Finland	—	1,857,612	—	1,857,612
France	—	12,735,261	—	12,735,261
Germany	19,372	13,082,707	—	13,102,079
Hong Kong	—	5,247,158	—	5,247,158
Hungary	—	2,005,011	—	2,005,011
India	—	4,265,811	—	4,265,811
Indonesia	—	427,419	—	427,419
Ireland	1,119,137	136,339	—	1,255,476
Israel	144,687	—	—	144,687

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock Advantage Global Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Italy	$—	$3,856,510	$—	$3,856,510
Japan	—	32,641,468	—	32,641,468
Luxembourg	20,133	110,557	—	130,690
Malaysia	—	314,520	—	314,520
Malta	—	55	—	55
Mexico	3,964,278	—	—	3,964,278
Netherlands	—	9,495,863	—	9,495,863
New Zealand	—	35,548	—	35,548
Norway	—	3,809,787	—	3,809,787
Philippines	—	644	—	644
Poland	—	1,662,594	—	1,662,594
Russia	38,584	1,257,052	—	1,295,636
Singapore	—	1,140,379	—	1,140,379
South Africa	—	1,288,912	—	1,288,912
South Korea	—	2,584,078	—	2,584,078
Spain	—	3,173,423	—	3,173,423
Sweden	—	1,535,132	—	1,535,132
Switzerland	1,940,212	9,575,709	—	11,515,921
Taiwan	—	4,112,963	—	4,112,963
Thailand	11,764	1,544,045	—	1,555,809
Turkey	—	757,280	—	757,280
United Kingdom	325,232	16,589,040	—	16,914,272
United States	222,483,640	—	—	222,483,640
Preferred Stocks	2,718,811	81,621	—	2,800,432
Short-Term Securities:
Money Market Fund	412,639	—	—	412,639
Time Deposits	—	4,047,261	—	4,047,261

	$252,221,121	$165,510,921	$—	$417,732,042

Investments Valued at NAV(a)				4,306,917

				$422,038,959

Derivative Financial Instruments(b)
Assets:
Equity contracts	$1,231	$—	$—	$1,231

Liabilities:
Equity contracts	$(98,085)	$—	$—	$(98,085)

	$(96,854)	$—	$—	$(96,854)

(a)	As of December 31, 2018, certain of the Fund’s Investments were fair valued using NAV per share and have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the period ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) December 31, 2018	BlackRock EuroFund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.4%

Belgium — 2.5%
KBC Group NV	40,876	$2,629,916

Finland — 5.2%
Konecranes OYJ	51,578	1,563,709
Sampo OYJ, Class A	38,703	1,715,303
Wartsila OYJ	144,113	2,300,469

		5,579,481

France — 36.2%
Airbus SE	35,281	3,363,681
Arkema SA	22,182	1,904,283
Capgemini SE	20,085	1,997,754
Eiffage SA	27,221	2,275,871
Ipsen SA	9,220	1,192,945
LVMH Moet Hennessy Louis Vuitton SE	14,213	4,161,221
Maisons du Monde SA(a)	58,471	1,119,537
Remy Cointreau SA	13,483	1,528,594
Safran SA	47,027	5,640,179
Sanofi	79,288	6,878,221
Thales SA	26,228	3,064,929
Ubisoft Entertainment SA(b)	27,203	2,191,527
Vinci SA	43,478	3,575,281

		38,894,023

Germany — 25.6%
Allianz SE, Registered Shares	22,043	4,429,654
Deutsche Boerse AG	19,824	2,370,063
Deutsche Telekom AG, Registered Shares(c)	201,511	3,425,026
Deutsche Wohnen SE, Bearer Shares	71,884	3,285,152
Fresenius Medical Care AG & Co. KGaA(c)	39,669	2,571,393
Fresenius SE & Co. KGaA(c)	28,856	1,394,729
Knorr-Bremse AG(b)	22,386	2,016,505
Puma SE	3,754	1,836,592
SAP SE(c)	53,096	5,269,758
Wirecard AG	5,965	899,237

		27,498,109

Ireland — 1.7%
Kingspan Group PLC	41,551	1,781,185

Italy — 1.9%
FinecoBank Banca Fineco SpA	207,085	2,083,570

Luxembourg — 2.1%
Tenaris SA	213,681	2,296,596

Netherlands — 10.5%
ASML Holding NV	7,188	1,126,068
Heineken NV	19,802	1,750,235
IMCD NV	25,051	1,603,604
Koninklijke Philips NV	59,776	2,095,716
Unilever NV CVA	86,869	4,705,890

		11,281,513

Portugal — 3.3%
Galp Energia SGPS SA	225,793	3,555,297

Spain — 5.9%
Iberdrola SA	508,162	4,080,479
Industria de Diseno Textil SA	90,312	2,305,184

		6,385,663

Security	Shares	Value

United Kingdom — 4.5%
Linde PLC	19,502	$3,095,818
RELX PLC	84,434	1,741,062

		4,836,880

Total Long-Term Investments — 99.4% (Cost — $111,519,385)		106,822,233

Short-Term Securities — 1.7%

Money Market Fund — 1.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(d)(f)	5,474	5,474
SL Liquidity Series, LLC, Money Market Series, 2.60%(d)(e)(f)	1,860,206	1,860,020

Total Money Market Fund — 1.7% (Cost — $1,865,679)		1,865,494

		Par (000)

Time Deposits — 0.0%

Europe — 0.0%
Citibank, New York, 0.00%, 01/02/19	EUR	35	39,668

Total Time Deposits — 0.0% (Cost — $39,623)			39,668

Total Short-Term Securities — 1.7% (Cost — $1,905,302)			1,905,162

Total Investments — 101.1% (Cost — $113,424,687)			108,727,395

Liabilities in Excess of Other Assets — (1.1)%			(1,194,560)

Net Assets — 100.0%			$107,532,835

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Security, or a portion of the security, is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) December 31, 2018	BlackRock EuroFund

(f)

During the period ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 06/30/18	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	836,840	(831,366)	5,474	$5,474	$6,662		$—	$—
SL Liquidity Series, LLC, Money Market Series	87,751	1,772,455	1,860,206	1,860,020	7,728	(b)	(384)	(185)

				$1,865,494	$14,390		$(384)	$(185)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Belgium	$—	$2,629,916	$—	$2,629,916
Finland	—	5,579,481	—	5,579,481
France	1,528,594	37,365,429	—	38,894,023
Germany	3,853,097	23,645,012	—	27,498,109
Ireland	—	1,781,185	—	1,781,185
Italy	—	2,083,570	—	2,083,570
Luxembourg	—	2,296,596	—	2,296,596
Netherlands	—	11,281,513	—	11,281,513
Portugal	—	3,555,297	—	3,555,297
Spain	—	6,385,663	—	6,385,663
United Kingdom	3,095,818	1,741,062	—	4,836,880
Short-Term Securities:
Money Market Fund	5,474	—	—	5,474
Time Deposits	—	39,668	—	39,668

	$8,482,983	$98,384,392	$—	$106,867,375

Investments Valued at NAV(a)				1,860,020

				$108,727,395

(a)	As of December 31, 2018, certain of the Fund’s Investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the period ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Statements of Assets and Liabilities  (unaudited)

December 31, 2018

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

ASSETS
Investments at value — unaffiliated(a)(b)	$417,319,403	$106,861,901
Investments at value — affiliated(c)	4,719,556	1,865,494
Cash	27	—
Cash pledged for futures contracts	299,000	—
Foreign currency at value(d)	450,139	—
Receivables:
Investments sold	1,005,912	584,635
Dividends — unaffiliated	876,926	573,146
Capital shares sold	437,860	84,219
From the Manager	41,724	—
Dividends — affiliated	3,710	1,024
Securities lending income — affiliated	1,498	262
Variation margin on futures contracts	11,199	—
Deferred offering costs	2,742	2,742
Prepaid expenses	55,150	52,852

Total assets	425,224,846	110,026,275

LIABILITIES
Cash collateral on securities loaned at value	4,302,403	1,860,590
Bank overdraft	—	128
Payables:
Capital shares redeemed	3,994,950	313,895
Investments purchased	206,709	649
Investment advisory fees	171,491	65,026
Service and distribution fees	105,761	19,713
Board realignment and consolidation	83,111	24,139
Offering costs	30,534	1,789
Directors’ and Officer’s fees	5,192	3,458
Other affiliates	2,426	896
Other accrued expenses	556,786	203,157

Total liabilities	9,459,363	2,493,440

NET ASSETS	$415,765,483	$107,532,835

NET ASSETS CONSIST OF
Paid-in capital	$457,410,150	$144,568,428
Accumulated loss	$(41,644,667)	$(37,035,593)

Net Assets	$415,765,483	$107,532,835

(a) Investments at cost — unaffiliated	$444,587,732	$111,559,008
(b) Securities loaned at value	$4,197,395	$1,753,709
(c) Investments at cost — affiliated	$4,719,556	$1,865,679
(d) Foreign currency at cost	$444,433	$—

See notes to financial statements.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

December 31, 2018

	BlackRock Advantage Global Fund, Inc	BlackRock EuroFund

Institutional
Net assets	$77,061,846	$30,256,149

Shares outstanding	4,158,164	2,496,124

Net asset value	$18.53	$12.12

Par Value	$0.10	0.10

Shares authorized	100 million	Unlimited

Investor A
Net assets	$267,097,379	$71,767,879

Shares outstanding	15,169,813	6,035,287

Net asset value	$17.61	$11.89

Par Value	$0.10	0.10

Shares authorized	100 million	Unlimited

Investor C
Net assets	$54,793,960	$4,357,212

Shares outstanding	3,794,701	526,045

Net asset value	$14.44	$8.28

Par Value	$0.10	0.10

Shares authorized	100 million	Unlimited

Class K
Net assets	$4,595,136	$709,014

Shares outstanding	247,982	58,774

Net asset value	$18.53	$12.06

Par Value	$0.10	0.10

Shares authorized	2 billion	Unlimited

Class R
Net assets	$12,217,162	$442,581

Shares outstanding	769,250	49,663

Net asset value	$15.88	$8.91

Par Value	$0.10	0.10

Shares authorized	100 million	Unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Operations  (unaudited)

Six Months Ended December 31, 2018

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

INVESTMENT INCOME
Dividends — unaffiliated(a)	$5,387,849	$1,066,660
Securities lending income — affiliated — net	13,992	7,728
Dividends — affiliated	86,140	6,662
Foreign taxes withheld	(285,689)	(90,851)

Total investment income	5,202,292	990,199

EXPENSES
Investment advisory	2,175,616	647,626
Service and distribution — class specific	824,751	190,947
Transfer agent — class specific	484,279	124,191
Custodian	227,231	43,660
Accounting services	65,176	32,875
Professional	61,901	49,360
Registration	47,920	37,499
Board realignment and consolidation	56,867	15,639
Offering	20,190	20,190
Printing	12,365	16,961
Directors and Officer	9,798	7,418
Miscellaneous	23,923	11,777

Total expenses	4,010,017	1,198,143
Less:
Fees paid indirectly	(135)	—
Fees waived and/or reimbursed by the Manager	(982,644)	(52,049)
Transfer agent fees waived and/or reimbursed — class specific	(357,478)	—

Total expenses after fees waived and/or reimbursed	2,669,760	1,146,094

Net investment income (loss)	2,532,532	(155,895)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(11,781,330)	(19,597,571)
Investments — affiliated	177	(384)
Futures contracts	(1,462,678)	—
Foreign currency transactions	4,262	(600,170)

	(13,239,569)	(20,198,125)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(43,243,841)	(9,018,483)
Investments — affiliated	(37)	(185)
Futures contracts	152,582	—
Foreign currency translations	10,288	(3,032)

	(43,081,008)	(9,021,700)

Net realized and unrealized loss	(56,320,577)	(29,219,825)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(53,788,045)	$(29,375,720)

(a)	Includes non-recurring dividends in the amount of $732,682.

See notes to financial statements.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage Global Fund, Inc.		BlackRock EuroFund
	Six Months Ended 12/31/18 (unaudited)	Year Ended 06/30/18	Six Months Ended 12/31/18 (unaudited)	Year Ended 06/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$2,532,532	$6,739,571	$(155,895)	$2,819,244
Net realized gain (loss)	(13,239,569)	207,493,806	(20,198,125)	38,700,638
Net change in unrealized appreciation (depreciation)	(43,081,008)	(123,755,416)	(9,021,700)	(29,640,804)

Net increase (decrease) in net assets resulting from operations	(53,788,045)	90,477,961	(29,375,720)	11,879,078

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(3,311,041)	(63,529,516)	(859,624)	(1,693,589)
Investor A	(10,968,689)	(100,235,708)	(1,899,369)	(1,574,352)
Investor B	—	(83,314)	—	—
Investor C	(2,040,798)	(35,126,324)	(128,586)	(23,309)
Class K	(172,264)	—	(23,568)	—
Class R	(514,018)	(5,403,783)	(12,765)	(6,223)

Decrease in net assets resulting from distributions to shareholders	(17,006,810)	(204,378,645)	(2,923,912)	(3,297,473)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(64,917,306)	(143,788,659)	(62,716,919)	(127,199,184)

NET ASSETS(b)
Total decrease in net assets	(135,712,161)	(257,689,343)	(95,016,551)	(118,617,579)
Beginning of period	551,477,644	809,166,987	202,549,386	321,166,965

End of period	$415,765,483	$551,477,644	$107,532,835	$202,549,386

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 of Notes to Financial Statements for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc.

	Institutional
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$21.63		$25.83	$21.85	$25.78	$30.82	$25.94

Net investment income(a)	0.08	(b)	0.29	0.11	0.04	0.08	0.09
Net realized and unrealized gain (loss)	(2.42)		2.82	4.15	(2.87)	(1.17)	8.09

Net increase (decrease) from investment operations	(2.34)		3.11	4.26	(2.83)	(1.09)	8.18

Distributions(c)
From net investment income	(0.32)		(0.37)	(0.28)	—	(0.11)	(0.24)
From net realized gain	(0.44)		(6.94)	—	(1.10)	(3.84)	(3.06)

Total distributions	(0.76)		(7.31)	(0.28)	(1.10)	(3.95)	(3.30)

Net asset value, end of period	$18.53		$21.63	$25.83	$21.85	$25.78	$30.82

Total Return(d)
Based on net asset value	(11.00	)%(e)	12.43%	19.60%	(10.94)%	(2.45)%	33.28%

Ratios to Average Net Assets
Total expenses	1.17	%(f)	1.16%	1.17%	1.07%	1.05%	1.03%

Total expenses after fees waived and/or reimbursed	0.72	%(f)	0.88%	1.13%	1.07%	1.05%	1.03%

Net investment income	1.30	%(b)(f)	1.20%	0.47%	0.17%	0.29%	0.31%

Supplemental Data
Net assets, end of period (000)	$77,062		$114,870	$258,047	$250,041	$265,841	$320,705

Portfolio turnover rate	75%		189%	59%	73%	73%	77%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.04%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Investor A
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018	2017	2016	2015		2014

Net asset value, beginning of period	$20.56		$24.85	$21.00	$24.90	$29.95		$25.33

Net investment income (loss)(a)	0.10	(b)	0.25	0.01	(0.04)	(0.00	)(c)	(0.00	)(c)
Net realized and unrealized gain (loss)	(2.34)		2.67	3.99	(2.76)	(1.15)		7.87

Net increase (decrease) from investment operations	(2.24)		2.92	4.00	(2.80)	(1.15)		7.87

Distributions(d)
From net investment income	(0.27)		(0.27)	(0.15)	—	(0.06)		(0.19)
From net realized gain	(0.44)		(6.94)	—	(1.10)	(3.84)		(3.06)

Total distributions	(0.71)		(7.21)	(0.15)	(1.10)	(3.90)		(3.25)

Net asset value, end of period	$17.61		$20.56	$24.85	$21.00	$24.90		$29.95

Total Return(e)
Based on net asset value	(11.08	)%(f)	12.10%	19.10%	(11.21)%	(2.74)%		32.81%

Ratios to Average Net Assets
Total expenses	1.50	%(g)	1.53%	1.54%	1.42%	1.38%		1.37%

Total expenses after fees waived and/or reimbursed	0.97	%(g)	1.16%	1.50%	1.42%	1.38%		1.37%

Net investment income (loss)	1.07	%(b)(g)	1.06%	0.06%	(0.20)%	(0.02)%		(0.01)%

Supplemental Data
Net assets, end of period (000)	$267,097		$324,978	$395,690	$382,069	$474,107		$520,436

Portfolio turnover rate	75%		189%	59%	73%	73%		77%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.04%, respectively, resulting from a non-recurring dividend.
(c)	Amount is greater than $(0.005) per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Investor C
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$16.87		$21.45	$18.15	$21.86	$26.92	$23.13

Net investment income (loss)(a)	0.02	(b)	0.04	(0.16)	(0.19)	(0.19)	(0.21)
Net realized and unrealized gain (loss)	(1.92)		2.31	3.46	(2.42)	(1.07)	7.15

Net increase (decrease) from investment operations	(1.90)		2.35	3.30	(2.61)	(1.26)	6.94

Distributions(c)
From net investment income	(0.09)		—	—	—	—	(0.09)
From net realized gain	(0.44)		(6.93)	—	(1.10)	(3.80)	(3.06)

Total distributions	(0.53)		(6.93)	—	(1.10)	(3.80)	(3.15)

Net asset value, end of period	$14.44		$16.87	$21.45	$18.15	$21.86	$26.92

Total Return(d)
Based on net asset value	(11.43	)%(e)	11.23%	18.18%	(11.93)%	(3.53)%	31.79%

Ratios to Average Net Assets
Total expenses	2.31	%(f)	2.34%	2.32%	2.22%	2.17%	2.16%

Total expenses after fees waived and/or reimbursed	1.72	%(f)	1.95%	2.29%	2.22%	2.17%	2.16%

Net investment income (loss)	0.29	%(b)(f)	0.23%	(0.81)%	(1.01)%	(0.81)%	(0.82)%

Supplemental Data
Net assets, end of period (000)	$54,794		$90,299	$135,507	$245,795	$318,616	$348,937

Portfolio turnover rate	75%		189%	59%	73%	73%	77%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.04%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Class K
	Six Months Ended 12/31/18 (unaudited)	Period from 01/25/18 (a) to 06/30/18

Net asset value, beginning of period	$21.63	$23.12

Net investment income(b)	0.23 (c)	0.29
Net realized and unrealized loss	(2.56)	(1.78)

	(2.33)	(1.49)

Distributions
From net investment income	(0.33)	—
From net realized gain	(0.44)	—

Total distributions	(0.77)	—

Net asset value, end of period	$18.53	$21.63

Total Return(d)(e)
Based on net asset value	(10.95)%	(6.44)%

Ratios to Average Net Assets(f)
Total expenses	1.07%	1.07	%(g)

Total expenses after fees waived and/or reimbursed	0.67%	0.66%

Net investment income	1.38%	3.09%

Supplemental Data
Net assets, end of period (000)	$4,595	$4,616

Portfolio turnover rate	75%	189%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.04%, respectively, resulting from a non-recurring dividend.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.08%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Class R
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018	2017	2016	2015		2014

Net asset value, beginning of period	$18.60		$23.07	$19.48	$23.27	$28.30		$24.13

Net investment income (loss)(a)	0.07	(b)	0.17	(0.07)	(0.11)	(0.10)		(0.10)
Net realized and unrealized gain (loss)	(2.13)		2.47	3.70	(2.58)	(1.09)		7.47

Net increase (decrease) from investment operations	(2.06)		2.64	3.63	(2.69)	(1.19)		7.37

Distributions(c)
From net investment income	(0.22)		(0.17)	(0.04)	—	(0.00	)(d)	(0.14)
From net realized gain	(0.44)		(6.94)	—	(1.10)	(3.84)		(3.06)

Total distributions	(0.66)		(7.11)	(0.04)	(1.10)	(3.84)		(3.20)

Net asset value, end of period	$15.88		$18.60	$23.07	$19.48	$23.27		$28.30

Total Return(e)
Based on net asset value	(11.24	)%(f)	11.79%	18.67%	(11.54)%	(3.08)%		32.32%

Ratios to Average Net Assets
Total expenses	1.82	%(g)	1.87%	1.92%	1.77%	1.73%		1.72%

Total expenses after fees waived and/or reimbursed	1.22	%(g)	1.43%	1.88%	1.77%	1.73%		1.72%

Net investment income (loss)	0.81	%(b)(g)	0.80%	(0.33)%	(0.56)%	(0.39)%		(0.38)%

Supplemental Data
Net assets, end of period (000)	$12,217		$16,716	$19,642	$21,091	$26,019		$33,944

Portfolio turnover rate	75%		189%	59%	73%	73%		77%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.04%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.00005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock EuroFund

	Institutional
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018	2017		2016	2015	2014

Net asset value, beginning of period	$15.06		$14.78	$13.25		$15.51	$16.68	$13.62

Net investment income(a)	0.00	(b)(c)	0.13	0.16	(d)	0.25	0.28	0.61
Net realized and unrealized gain (loss)	(2.60)		0.33	1.67		(2.28)	(1.00)	2.65

Net increase (decrease) from investment operations	(2.60)		0.46	1.83		(2.03)	(0.72)	3.26

Distributions from net investment income(e)	(0.34)		(0.18)	(0.30)		(0.23)	(0.45)	(0.20)

Net asset value, end of period	$12.12		$15.06	$14.78		$13.25	$15.51	$16.68

Total Return(f)
Based on net asset value	(17.32	)%(g)	3.12%	14.14%		(13.22)%	(4.10)%	24.06%

Ratios to Average Net Assets
Total expenses	1.17	%(h)	1.11%	1.10%		1.07%	1.00%	1.02%

Total expenses after fees waived and/or reimbursed	1.11	%(h)	1.08%	1.10%		1.07%	1.00%	1.02%

Net investment income	0.00	%(c)(h)	0.87%	1.19	%(d)	1.72%	1.81%	3.81%

Supplemental Data
Net assets, end of period (000)	$30,256		$43,686	$146,685		$162,627	$221,463	$187,718

Portfolio turnover rate	115%		98%	93%		100%	117%	129%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $0.00005 per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets include $0.04 per share and 0.43%, respectively, resulting from a non-recurring dividend.
(d)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Investor A
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018	2017		2016	2015	2014

Net asset value, beginning of period	$14.78		$14.49	$12.98		$15.23	$16.37	$13.35

Net investment income (loss)(a)	(0.01	)(b)	0.18	0.13	(c)	0.20	0.29	0.52
Net realized and unrealized gain (loss)	(2.57)		0.26	1.64		(2.23)	(1.03)	2.65

Net increase (decrease) from investment operations	(2.58)		0.44	1.77		(2.03)	(0.74)	3.17

Distributions from net investment income(d)	(0.31)		(0.15)	(0.26)		(0.22)	(0.40)	(0.15)

Net asset value, end of period	$11.89		$14.78	$14.49		$12.98	$15.23	$16.37

Total Return(e)
Based on net asset value	(17.48	)%(f)	3.02%	13.92%		(13.41)%	(4.30)%	23.83%

Ratios to Average Net Assets
Total expenses	1.41	%(g)	1.31%	1.32%		1.28%	1.22%	1.23%

Total expenses after fees waived and/or reimbursed	1.35	%(g)	1.28%	1.32%		1.28%	1.22%	1.23%

Net investment income (loss)	(0.20	)%(b)(g)	1.19%	0.97	%(c)	1.46%	1.88%	3.30%

Supplemental Data
Net assets, end of period (000)	$71,768		$149,540	$165,427		$178,374	$258,675	$195,548

Portfolio turnover rate	115%		98%	93%		100%	117%	129%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.04 per share and 0.43%, respectively, resulting from a non-recurring dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Investor C
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018	2017		2016	2015	2014

Net asset value, beginning of period	$10.36		$10.16	$9.17		$10.82	$11.76	$9.67

Net investment income (loss)(a)	(0.04	)(b)	0.05	0.01	(c)	0.07	0.08	0.31
Net realized and unrealized gain (loss)	(1.80)		0.18	1.15		(1.58)	(0.70)	1.88

Net increase (decrease) from investment operations	(1.84)		0.23	1.16		(1.51)	(0.62)	2.19

Distributions from net investment income(d)	(0.24)		(0.03)	(0.17)		(0.14)	(0.32)	(0.10)

Net asset value, end of period	$8.28		$10.36	$10.16		$9.17	$10.82	$11.76

Total Return(e)
Based on net asset value	(17.81	)%(f)	2.27%	12.94%		(14.08)%	(5.09)%	22.76%

Ratios to Average Net Assets
Total expenses	2.16	%(g)	2.08%	2.13%		2.09%	2.05%	2.07%

Total expenses after fees waived and/or reimbursed	2.10	%(g)	2.04%	2.13%		2.09%	2.05%	2.07%

Net investment income (loss)	(0.97	)%(b)(g)	0.43%	0.14	%(c)	0.67%	0.70%	2.72%

Supplemental Data
Net assets, end of period (000)	$4,357		$7,533	$8,038		$13,659	$18,021	$21,838

Portfolio turnover rate	115%		98%	93%		100%	117%	129%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.04 per share and 0.43%, respectively, resulting from a non-recurring dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Class K
	Six Months Ended 12/31/18 (unaudited)		Period from 01/25/18(a) to 06/30/18

Net asset value, beginning of period	$15.08		$16.57

Net investment income(b)	0.01	(c)	0.26
Net realized and unrealized loss	(2.61)		(1.75)

	(2.60)		(1.49)

Distributions from net investment income(d)	(0.42)		—

Net asset value, end of period	$12.06		$15.08

Total Return(e)(f)
Based on net asset value	(17.33)%		(8.99)%

Ratios to Average Net Assets(g)
Total expenses	1.05%		0.98	%(h)

Total expenses after fees waived and/or reimbursed	0.99%		0.95%

Net investment income	0.13	%(c)	3.86%

Supplemental Data
Net assets, end of period (000)	$709		$1,005

Portfolio turnover rate	115%		98%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets include $0.04 per share and 0.43%, respectively, resulting from a non-recurring dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.99%.

See notes to financial statements.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Class R
	Six Months Ended 12/31/18 (unaudited)		Year Ended June 30,
			2018	2017		2016	2015	2014

Net asset value, beginning of period	$11.14		$10.96	$9.89		$11.66	$12.58	$10.32

Net investment income (loss)(a)	(0.03	)(b)	0.09	0.05	(c)	0.11	0.12	0.33
Net realized and unrealized gain (loss)	(1.94)		0.18	1.24		(1.71)	(0.73)	2.04

Net increase (decrease) from investment operations	(1.97)		0.27	1.29		(1.60)	(0.61)	2.37

Distributions from net investment income(d)	(0.26)		(0.09)	(0.22)		(0.17)	(0.31)	(0.11)

Net asset value, end of period	$8.91		$11.14	$10.96		$9.89	$11.66	$12.58

Total Return(e)
Based on net asset value	(17.71	)%(f)	2.46%	13.42%		(13.82)%	(4.68)%	23.05%

Ratios to Average Net Assets
Total expenses	1.97	%(g)	1.81%	1.83%		1.72%	1.69%	1.79%

Total expenses after fees waived and/or reimbursed	1.91	%(g)	1.77%	1.83%		1.72%	1.69%	1.79%

Net investment income (loss)	(0.85	)%(b)(g)	0.76%	0.54	%(c)	1.08%	1.03%	2.77%

Supplemental Data
Net assets, end of period (000)	$443		$786	$1,017		$859	$1,122	$1,471

Portfolio turnover rate	115%		98%	93%		100%	117%	129%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.04 per share and 0.43%, respectively, resulting from a non-recurring dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Advantage Global Fund, Inc., (the “Corporation”) and BlackRock EuroFund (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Board of Trustees of the Trust and the Board of Directors of the Corporation are referred to throughout this report as the “Board of Directors” or the “Board”. BlackRock Advantage Global Fund, Inc. is organized as a Maryland corporation. BlackRock EuroFund is organized as a Massachusetts business trust.

The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Global Fund, Inc.	Advantage Global	Diversified
BlackRock EuroFund	EuroFund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K(a) and Class R Shares	No	No		None
Investor A Shares	Yes	No	(b)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Commenced operations on January 25, 2018.
(b)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

On December 27, 2017, Advantage Global’s issued and outstanding Investor B Shares were converted into Investor A Shares, with the same relative aggregate net asset value (“NAV”) as the original shares held immediately prior to conversion.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Distributions: Distributions paid by each Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of each Fund. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (unaudited) (continued)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2018, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Advantage Global
Citigroup Global Markets Inc.	$55,038	$(55,038)	$—
Credit Suisse Securities (USA) LLC	60,740	(60,740)	—
JP Morgan Securities LLC	3,859,821	(3,859,821)	—
Morgan Stanley & Co LLC	52,659	(52,659)	—
State Street Bank & Trust Company	149,960	(149,960)
UBS Securities LLC	19,177	(19,177)	—

	$4,197,395	$(4,197,395)	$—

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Euro Fund
Citigroup Global Markets, Inc.	$1,753,709	$(1,753,709)	$—

(a)

Cash collateral with a value of $4,302,403 and $1,860,590, respectively, has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

(b)

The market value of the loaned securities is determined as of December 31, 2018. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fee
Average Daily Net Assets	Advantage Global	EuroFund
Not exceeding $1 billion	0.85%	0.75%
In excess of $1 billion but not more than $3 billion	0.80	0.71
In excess of $3 billion but not more than $5 billion	0.77	0.68
In excess of $5 billion but not more than $10 billion	0.74	0.65
In excess of $10 billion	0.72	0.64

The Manager, with respect to EuroFund, entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by EuroFund to the Manager.

Service and Distribution Fees: Each Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Distribution Fees	Service Fees
Investor A	—%	0.25%
Investor C	0.75	0.25
Class R	0.25	0.25

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (unaudited) (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended December 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Class R	Total
Advantage Global	$391,559	$394,478	$38,714	$824,751
EuroFund	157,202	32,357	1,388	190,947

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended December 31, 2018, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Class A	Total
Advantage Global	$20	$750	$770

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended December 31, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Advantage Global	$309	$4,361	$1,215	$12	$89	$5,986
EuroFund	978	2,063	182	N/A	12	3,235

For the six months ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Advantage Global	$56,002	$308,358	$99,237	$452	$20,230,	$484,279
EuroFund	28,621	89,652	4,589	93	1,236	124,191

Other Fees: For the six months ended December 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Investor A
Advantage Global	$2,037
EuroFund	107

For the six months ended December 31, 2018, affiliates received CDSCs as follows:

	Investor A	Investor C
Advantage Global	$146	$204
EuroFund	1,543	684

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended December 31, 2018, the amounts waived were as follows:

	Advantage Global	EuroFund
Amounts waived	$3,240	$239

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through October 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors/trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended December 31, 2018, there were no fees waived by the manager pursuant to this arrangement.

The Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.06% of EuroFund’s average daily net assets. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. During the six months ended December 31, 2018, the Manager waived $51,810 pursuant to this agreement.

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended December 31, 2018, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Advantage Global	$3,197
EuroFund	1,280

With respect to Advantage Global, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of Advantage Global’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K	Class R
Expense limitations	0.71%	0.96%	1.71%	0.66%	1.21%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through October 31, 2019, unless approved by the Board of the Corporation, including a majority of the directors, or by a vote of a majority of the outstanding voting securities of Advantage Global. For the six months ended December 31, 2018, the Manager waived and/or reimbursed $950,971, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

These amounts waived and/or reimbursed are shown as transfer agent fees waived — class specific, in the Statements of Operations. For the six months ended December 31, 2018, class specific waivers were as follows:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Class specific waivers	$31,109	$230,045	$79,513	$452	$16,359	$357,478

Each fund has begun to incur expenses in connection with a proposed realignment and consolidation of the boards of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse Advantage Global for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended December 31, 2018, the amount reimbursed for was $28,433.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On December 31, 2018, Advantage Global’s fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring June 30,
	2020	2021
Fund Level	1,445,672	950,971
Institutional	83,582	31,109
Investor A	400,595	230,045
Investor B(a)	162	—
Investor C	164,101	79,513
Class K	—	452
Class R	33,591	16,359

(a)	On December 27, 2017, Advantage Global’s Investor B Shares converted into Investor A Shares.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (unaudited) (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended December 31, 2018, each Fund paid BIM the following amounts for securities lending agent services:

	Advantage Global	EuroFund
Amounts for securities lending agent services	$2,943	$1,471

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Advantage Global is currently permitted to borrow and lend under the Interfund Lending Program. EuroFund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended December 31, 2018, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
EuroFund	$47,267,813	$—	$—

7.	PURCHASES AND SALES

For the six months ended December 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	Advantage Global	EuroFund
Purchases	$372,211,114	$193,622,166
Sales	439,986,107	257,300,868

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended June 30, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of June 30, 2018, EuroFund had a capital loss carryforward with no expiration of $11,743,061 available to offset future realized capital gains.

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage Global	EuroFund
Tax cost	$450,807,914	$113,643,910

Gross unrealized appreciation	$14,953,656	$2,440,738
Gross unrealized depreciation	(43,796,199)	(7,357,253)

Net unrealized depreciation	$(28,842,543)	$(4,916,515)

9.	BANK BORROWINGS

The Funds along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended December 31, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (unaudited) (continued)

EuroFund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments. The United Kingdom is scheduled to withdraw from the European Union in March 2019, which may introduce significant new uncertainties and instability in the financial markets across Europe.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 12/31/18		Year Ended 06/30/18
Advantage Global Fund, Inc.	Shares	Amount	Shares	Amount
Institutional
Shares sold	361,189	$7,527,719	2,493,052	$64,282,041
Shares issued in reinvestment of distributions	159,143	3,133,521	2,231,724	47,625,004
Shares redeemed	(1,673,500)	(35,173,067)	(9,403,669)	(220,440,441)

Net decrease	(1,153,168)	$(24,511,827)	(4,678,893)	$(108,533,396)

Investor A
Shares sold	1,151,611	$23,205,929	—	$—
Shares sold and automatic conversion of shares	—	—	1,048,150	23,996,146
Shares issued from conversion(a)	—	—	14,836	307,412
Shares issued in reinvestment of distributions	538,218	10,069,960	4,464,856	90,725,938
Shares redeemed	(2,325,989)	(45,926,014)	(5,642,053)	(130,749,317)

Net decrease	(636,160)	$(12,650,125)	(114,211)	$(15,719,821)

Investor B(a)
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	—	—	4,588	83,214
Shares converted(a)	—	—	(16,626)	(307,412)
Shares redeemed and automatic conversion of shares	—	—	(315)	(7,222)

Net decrease	—	$—	(12,353)	$(231,420)

Investor C
Shares sold	72,225	$1,143,861	99,113	$1,909,907
Shares issued in reinvestment of distributions	124,565	1,913,305	1,955,492	32,734,953
Shares redeemed	(1,754,875)	(29,104,163)	(3,019,203)	(58,840,195)

Net decrease	(1,558,085)	$(26,046,997)	(964,598)	$(24,195,335)

			Period from 01/25/18 (b) to 06/30/18

Class K
Shares sold	68,672	$1,423,120	233,540	$5,093,029
Shares issued in reinvestment of distributions	8,407	165,540
Shares redeemed	(42,461)	(889,470)	(20,176)	(443,961)

Net increase (decrease)	34,618	$699,190	213,364	$4,649,068

			Year Ended 06/30/18
Class R
Shares sold	60,486	$1,105,408	163,877	$3,396,206
Shares issued in reinvestment of distributions	30,451	514,018	293,684	5,403,788
Shares redeemed	(220,592)	(4,026,973)	(410,110)	(8,557,749)

Net increase (decrease)	(129,655)	$(2,407,547)	47,451	$242,245

Total Net Decrease	(3,442,450)	(64,917,306)	(5,509,240)	$(143,788,659)

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 12/31/18		Year Ended 06/30/18
EuroFund	Shares	Amount	Shares	Amount
Institutional
Shares sold	77,280	$1,121,933	663,248	$10,217,108
Shares issued in reinvestment of distributions	55,526	691,295	101,284	1,555,727
Shares redeemed	(536,554)	(7,450,551)	(7,790,508)	(119,474,736)

Net decrease	(403,748)	$(5,637,323)	(7,025,976)	$(107,701,901)

Investor A
Shares sold	285,826	$4,004,249	978,653	$14,902,810
Shares issued in reinvestment of distributions	131,602	1,608,202	94,217	1,420,802
Shares redeemed	(4,502,969)	(60,416,138)	(2,366,698)	(35,951,235)

Net decrease	(4,085,541)	$(54,803,687)	(1,293,828)	$(19,627,623)

Investor C
Shares sold	7,093	$70,484	162,042	$1,748,678
Shares issued in reinvestment of distributions	11,884	101,134	1,841	19,534
Shares redeemed	(220,236)	(2,091,809)	(227,340)	(2,427,305)

Net decrease	(201,259)	$(1,920,191)	(63,457)	$(659,093)

			Period from 01/25/18 (b) to 06/30/18
Class K
Shares sold	10,425	$141,131	71,266	$1,105,835
Shares issued in reinvestment of distributions	1,495	18,527	—	—
Shares redeemed	(19,827)	(277,955)	(4,585)	(70,699)

Net increase (decrease)	(7,907)	$(118,297)	66,681	$1,035,136

			Year Ended 06/30/18
Class R
Shares sold	5,176	$52,935	35,624	$411,637
Shares issued in reinvestment of distributions	1,394	12,765	535	6,094
Shares redeemed	(27,478)	(303,121)	(58,439)	(663,434)

Net increase (decrease)	(20,908)	$(237,421)	(22,280)	$(245,703)

Total Net Decrease	(4,719,363)	$(62,716,919)	(8,338,860)	$(127,199,184)

(a)	On December 27, 2017, Advantage Global’s Investor B Shares converted to Investor A Shares.
(b)	Commencement of operations.

As of December 31, 2018, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Class K
Advantage Global	8,651
EuroFund	12,070

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulations S-X changes.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (unaudited) (continued)

Distributions for the year ended June 30, 2018 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
Advantage Global	Institutional	$(3,192,349)	$(60,337,167)
	Investor A	(3,732,983)	(96,502,725)
	Investor B(a)	—	(83,314)
	Investor C	—	(35,126,324)
	Class R	(129,667)	(5,274,116)
EuroFund	Institutional	(1,693,589)	—
	Investor A	(1,574,352)	—
	Investor C	(23,309)	—
	Class R	(6,223)	—

(a)	On December 27, 2017, Advantage Global’s Investor B Shares converted to Investor A Shares.

Undistributed net investment income as of June 30, 2018 is as follows:

Undistributed Net Investment Income
Advantage Global	$3,788,365
EuroFund	2,923,870

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Robert M. Hernandez, Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Honorable Stuart E. Eizenstat, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders and each Fund’s interestholders elected Directors who took office on January 1, 2019. The newly-elected Directors include seven former Directors and eight individuals who served as directors/trustees of the funds in the BlackRock Equity-Liquidity Complex. Information regarding the individuals who began serving as Directors effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock International Limited(a)

Edinburgh, EH3 8BL,

United Kingdom

Custodian

Brown Brothers

Harriman & Co.

Boston, MA 02109

Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

Wilmington, DE 19809

Accounting Agent

State Street Bank and

Trust Company

Boston, MA 02111

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For EuroFund only.

DIRECTOR AND OFFICER INFORMATION	47

Additional Information

BlackRock Advantage Global Fund, Inc.

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Directors of the Corporation. The newly elected Directors took office effective January 1, 2019.

Shareholders approved the Directors* of BlackRock Advantage Global Fund, Inc, with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	22,072,242	859,497	754,830
Susan J. Carter	22,351,756	712,655	622,157
Collette Chilton	22,408,547	655,457	622,564
Neil A. Cotty	22,255,274	768,914	662,381
Robert Fairbairn	22,363,379	639,875	683,314
Lena G. Goldberg	22,194,888	823,808	667,873
Robert M. Hernandez	21,893,421	1,056,633	736,514
Henry R. Keizer	22,125,939	933,164	627,466
Cynthia A. Montgomery	22,351,991	712,016	622,561
Donald C. Opatrny	22,175,048	811,649	699,872
John M. Perlowski	22,281,441	707,749	697,379
Joseph P. Platt	21,999,616	987,082	699,870
Mark Stalnecker	22,157,120	773,773	755,676
Kenneth L. Urish	22,289,126	697,130	700,312
Claire A. Walton	22,411,555	589,772	685,241

*	Denotes Corporation wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

BlackRock EuroFund

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock EuroFund, with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	11,102,747	695,636	192,403
Susan J. Carter	11,073,299	741,571	175,916
Collette Chilton	11,026,901	786,791	177,094
Neil A. Cotty	11,143,688	667,985	179,113
Robert Fairbairn	11,111,601	700,307	178,878
Lena G. Goldberg	10,860,153	952,694	177,939
Robert M. Hernandez	11,058,063	748,815	183,908
Henry R. Keizer	11,052,682	761,552	176,552
Cynthia A. Montgomery	11,028,603	771,349	190,834
Donald C. Opatrny	11,076,330	736,092	178,364
John M. Perlowski	11,069,469	740,549	180,768
Joseph P. Platt	11,084,267	728,440	178,079
Mark Stalnecker	11,094,119	708,664	188,003
Kenneth L. Urish	11,082,932	722,228	185,626
Claire A. Walton	11,032,601	778,832	179,353

*	Denotes Trust wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	49

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

NOK	Norwegian Krone

SGD	Singapore Dollar

USD	U.S. Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

CVA	Certificaten Van Aandelen (Dutch Certificate)

GDR	Global Depositary Receipt

NVDR	Non-voting Depository Receipts

S&P	S&P Global Ratings

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EGSC-12/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock EuroFund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock EuroFund

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock EuroFund

Date: March 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock EuroFund

Date: March 8, 2019

3